CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: September 1, 2016 09:02 AM Pacific Time

Incorporation Number: **BC0909035**

Recognition Date and Time: Incorporated on April 27, 2011 11:52 AM Pacific Time

NOTICE OF ARTICLES

Name of Company:

TRILOGY METALS INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
595 BURRARD STREET, SUITE 2600
THREE BENTALL CENTRE, P.O. BOX 49314
VANCOUVER BC V7X 1L3
CANADA

Delivery Address:
595 BURRARD STREET, SUITE 2600
THREE BENTALL CENTRE, P.O. BOX 49314
VANCOUVER BC V7X 1L3
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
595 BURRARD STREET, SUITE 2600
THREE BENTALL CENTRE, P.O. BOX 49314
VANCOUVER BC V7X 1L3
CANADA

Delivery Address:
595 BURRARD STREET, SUITE 2600
THREE BENTALL CENTRE, P.O. BOX 49314
VANCOUVER BC V7X 1L3
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Lang, Gregory A.

Mailing Address:	Delivery Address:
SUITE 1950, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA	SUITE 1950, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA

Last Name, First Name, Middle Name:
Walters, Diana

Mailing Address:	Delivery Address:
157 BERKELEY STREET, 22ND FLOOR BOSTON MA 02116 UNITED STATES	SUITE 1950, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA

Last Name, First Name, Middle Name:
Madhavpeddi, Kalidas

Mailing Address:	Delivery Address:
SUITE 1950, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA	SUITE 1950, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA

Last Name, First Name, Middle Name:
McConnell, Gerald J.

Mailing Address:	Delivery Address:
SUITE 1950, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA	SUITE 1950, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA

Last Name, First Name, Middle Name:
Hayden, William

Mailing Address:	Delivery Address:
SUITE 1950, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA	SUITE 1950, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA

Last Name, First Name, Middle Name:
Stairs, Janice

Mailing Address:	Delivery Address:
SUITE 1950, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA	SUITE 1950, 777 DUNSMUIR STREET VANCOUVER BC V7Y 1K4 CANADA

Last Name, First Name, Middle Name:
Nieuwenhuyse, Rick Van

Mailing Address:
SUITE 1950, 777 DUNSMUIR STREET
VANCOUVER BC V7Y 1K4
CANADA

Delivery Address:
SUITE 1950, 777 DUNSMUIR STREET
VANCOUVER BC V7Y 1K4
CANADA

Last Name, First Name, Middle Name:
Giardini, Tony

Mailing Address:
SUITE 1950, 777 DUNSMUIR STREET
VANCOUVER BC V7Y 1K4
CANADA

Delivery Address:
SUITE 1950, 777 DUNSMUIR STREET
VANCOUVER BC V7Y 1K4
CANADA

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

March 20, 2012

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached

Number: BC0909035

BRITISH COLUMBIA

CERTIFICATE
OF
CHANGE OF NAME

BUSINESS CORPORATIONS ACT

I Hereby Certify that NOVACOPPER INC. changed its name to TRILOGY METALS INC. on September 1, 2016 at 09:02 AM Pacific Time.

Issued under my hand at Victoria, British Columbia
On September 1, 2016

CAROL PREST
Registrar of Companies
Province of British Columbia
Canada

ELECTRONIC CERTIFICATE